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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 33-56851



                         SUPPLEMENT DATED MAY 1, 2002
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      MORGAN STANLEY BALANCED INCOME FUND
                              Dated March 29, 2002


     The second paragraph of the section entitled "V. Investment Management and Other Services - A. Investment Manager" in the above Statement of Additional Information is revised to reflect that, effective May 1, 2002, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets exceeding $500 million, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.60% of daily net assets up to $500 million; and 0.575% of daily net assets exceeding $500 million.